VAN KAMPEN FOCUS PORTFOLIOS, SERIES 394

                          Internet Portfolio, Series 36

              Supplement to the Prospectus dated September 10, 2003

         Notwithstanding anything to the contrary in the prospectus, the first year deferred sales charge for Internet Portfolio, Series 36 accrues daily from December 10, 2003 through May 9, 2004.

Supplement Dated:  September 10, 2003